Derivative financial instrument liabilities (Tables)	9 Months Ended
May 31, 2024
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	May 31, 2024	August 31, 2023
Derivative warrant liabilities	$4,221	$3,544
Total derivative financial instrument liabilities	$4,221	$3,544

Schedule of derivative warrant liabilities

Amount
As at August 31, 2023	$3,544
Change in fair value	677
As at May 31, 2024	$4,221

Schedule of assumptions fair value of derivative warrant liabilities

	May 31, 2024	August 31, 2023
Share price	0.48	$0.39
Risk-free interest rate	4.70% - 4.92%	4.43% - 4.66%
Dividend yield	0%	0%
Expected volatility	48% - 49%	52%
Remaining term (in years)	1.7 – 2.7	2.5 – 3.4

Schedule of net loss and net assets

	May 31, 2024
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(851)	$848